UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): March 25, 2005

                                   eClic, Inc.
           ------------------------------------------------------
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                   Nevada               0-26181        86-0931332
       ----------------------------  -----------   -----------------
       (State or other jurisdiction  (Commission   (I.R.S. Employer
             of incorporation)       File Number)   Identification)

          8455 W. Sahara, Suite 130, Las Vegas, NV       89117
       ---------------------------------------------   ----------
         (Address of principal executive offices)      (Zip Code)

   Registrant's telephone number, including area code: (888) 971-1336
                                                       --------------

                                NOT APPLICABLE
          -------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 4 - Matters Related to Accountants and Financial Statements
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Item 4.01 Changes in Registrant's Certifying Accountant

(a) On March 25, 2005, the board of directors of eClic, Inc. ("eClic" or the "Registrant") unanimously approved a resolution dismissing Beckstead and Watts, LLP ("B&W") as its independent accounting firm for the year ending December 31, 2004.

Beckstead and Watts, LLP conducted audits of the financial statements of the Registrant for the calendar years ended December 31, 2003, and 2002. These financial statements accompanied the Registrant's 10-KSB Annual Report for the year ended December 31, 2003 that was previously filed with the Securities and Exchange Commission and which is incorporated herein by reference.

The reports of eClic on the financial statements as of and for the fiscal years ended December 31, and 2002 and December 31, 2003, did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except that Beckstead and Watts, LLP, issued an explanatory paragraph in its fiscal 2002 and 2003 reports as to eClic's ability to continue as a going concern.

During the years ended December 31, 2002 and 2003 and for the first three Quarters interim periods in 2004 through March 25, 2005, there were no disagreements with B&W on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of B&W would have caused it to make reference to the subject matter in connection with its report on the Registrant's financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(iv)(B) of Regulation S-B.

eClic provided B&W with a copy of the above disclosures and requested that B&W furnish eClic with a letter addressed to the U. S. Securities and Exchange Commission stating whether it agrees with the foregoing statements by eClic, and, if not, stating the respects in which it does not agree. A copy of the letter from B&W is filed herewith as Exhibit 16.1

(b) Also on March 25, 2005, eClic's Board of Directors approved the appointment of Moore & Associates, 2675 S. Jones boulevard, Las Vegas, Nevada as eClic's PCAOB registered independent public accounting firm.

During eClic's two most recent fiscal years and through the date of this Report on Form 8-K, eClic did not consult Moore & Associates with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, or any other matters or events listed in Item 304(a)(2) of Regulation S-B.




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Section 9 - Financial Statements and Exhibits
----------------------------------------------

Item 9.01 Financial Statements and Exhibits

   (c) Exhibits

   16.1  Letter from Beckstead and Watts, LLP, dated March 30, 2005


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 eClic, Inc.
                                           --------------------------
                                                 Registrant

                                           By:  /s/ Evagelina Esparza
                                           ----------------------------
                                                    Evagelina Esparza
                                                    President
                                                    Chief Executive Officer

DATED:  March 30, 2005.

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